                                                             EXHIBIT (8)(z)(iii)

              AMENDMENT NO. 2 TO ADMINISTRATIVE SERVICES AGREEMENT

     Pursuant to the Administrative Services Agreement, made and entered into as of the 20th day of November, 2000, by and among Ayco Series Trust, The Ayco Company, L.P. and American General Life Insurance Company, the parties do hereby agree to an amended Schedule Two as attached hereto.

     IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment No. 2 to the Administrative Services Agreement to be executed in its name and on its behalf by its duly authorized representative. This Amendment No. 2 shall take effect on May 14, 2002.


                                      AYCO SERIES TRUST
                                      By its authorized officer,


                                      By:
                                         --------------------------------------
                                      Title:
                                            -----------------------------------

                                      THE AYCO COMPANY, L.P.
                                      By its authorized officer,


                                      By:
                                         --------------------------------------
                                      Title:
                                            -----------------------------------

                                      AMERICAN GENERAL LIFE INSURANCE COMPANY
                                      By its authorized officer,


                                      By:
                                         --------------------------------------
                                      Title:
                                            -----------------------------------

                                  SCHEDULE TWO
                              (AS OF MAY 14, 2002)

                               LIST OF CONTRACTS

..    Platinum Investor VA
..    Platinum Investor I VUL and Platinum Investor II VUL
..    Platinum Investor III VUL
..    Platinum Investor Survivor VUL
..    Platinum Investor Survivor II VUL
..    Platinum Investor PLUS VUL
..    Corporate America VUL